Fees Summary	Jul. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	177,486.96
Total Transaction Valuation	1,159,287,807.00
Total Offset Amount	0.00
Net Fee	$ 177,486.96